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                                                                  Exhibit No. 10

                        CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the captions "Financial Highlights" in the Prospectus and "Auditors" in the Statement of Additional Information and to the incorporation by reference of our report on PaineWebber Enhanced S&P 500 Fund and PaineWebber Enhanced Nasdaq-100 Fund dated November 21, 2000 in this Registration Statement (Form N-1A No. 3-94065) of Mitchell Hutchins Securities Trust.



                         /s/ ERNST & YOUNG LLP
                         ERNST & YOUNG LLP


New York, New York
January 29, 2001